Partners' Equity and Net Income (Loss) Per Unit	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Partners' Equity and Net Income (Loss) Per Unit
15.	Partners’ Equity and Net Income (Loss) Per Unit

At December 31, 2013, 72.1% of the Partnership’s common units outstanding were held by the public. The remaining common units, as well as the 2% general partner interest, were held by a subsidiary of Teekay Corporation. All of the Partnership’s preferred units outstanding were held by the public.

Limited Partners’ Rights

Significant rights of the limited partners include the following:

•	Right to receive distribution of available cash within approximately 45 days after the end of each quarter.

•	No limited partner shall have any management power over the Partnership’s business and affairs; the general partner shall conduct, direct and manage our activities.

•	The General Partner may be removed if such removal is approved by unitholders holding at least 66 2/3% of the outstanding units voting as a single class, including units held by the General Partner and its affiliates.

Incentive Distribution Rights

The General Partner is entitled to incentive distributions if the amount the Partnership distributes to unitholders with respect to any quarter exceeds specified target levels shown below:

Quarterly Distribution Target Amount (per unit)	Unitholders	General Partner
Minimum quarterly distribution of $0.35	98%	2%
Up to $0.4025	98%	2%
Above $0.4025 up to $0.4375	85%	15%
Above $0.4375 up to $0.525	75%	25%
Above $0.525	50%	50%

During the year ended December 31, 2013, cash distributions exceeded $0.4025 per unit and, consequently, the assumed distribution of net income resulted in the use of the increasing percentages to calculate the General Partner’s interest in net income for the purposes of the net income per unit calculation.

In the event of a liquidation, all property and cash in excess of that required to discharge all liabilities will be distributed to the unitholders and the General Partner in proportion to their capital account balances, as adjusted to reflect any gain or loss upon the sale or other disposition of the Partnership’s assets in liquidation in accordance with the partnership agreement.

Net Income (Loss) Per Unit

Limited partners’ interest in net income (loss) per common unit – basic is determined by dividing net income (loss), after deducting the amount of net loss attributable to the Dropdown Predecessor, the non-controlling interests and the General Partner’s interest and the distributions on the Series A preferred units, by the weighted-average number of common units outstanding during the period. The accumulated distributions on the preferred units for the year ended December 31, 2013 was $7.3 million. The computation of limited partners’ interest in net income (loss) per common unit – diluted assumes the exercise of all dilutive restricted units using the treasury stock method. The computation of limited partners’ interest in net loss per common unit – diluted does not assume such exercises as the effect would be anti-dilutive.

The General Partner’s and common unitholders’ interests in net income (loss) are calculated as if all net income (loss) was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income (loss); rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less the amount of cash reserves established by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business including reserves for maintenance and replacement capital expenditure and anticipated capital requirements and any accumulated distributions on the Series A Preferred Units (defined below). Unlike available cash, net income is affected by non-cash items such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency translation gains and losses.

The Partnership allocates the limited partners’ interest in net income (loss), including both distributed and undistributed net income (loss), between continuing operations and discontinued operations based on the proportion of net income (loss) from continuing and discontinued operations to total net income (loss).

Preferred Units

In April 2013, the Partnership issued 6.0 million 7.25% Series A Cumulative Redeemable Preferred Units (or Series A Preferred Units) in a public offering for net proceeds of $144.8 million. The Partnership used a portion of the net proceeds from the public offering to prepay a portion of its outstanding debt on three of its revolving credit facilities and to partially finance the purchase of the Voyageur Spirit FPSO unit and the Partnership’s interest in the Itajai FPSO unit, and used the remainder for general partnership purposes.

Pursuant to the partnership agreement, distributions on the Series A Preferred units to preferred unitholders are cumulative from the date of original issue and will be payable quarterly in arrears, when, as and if declared by the board of directors of the General Partner. At any time on or after April 30, 2018, the Series A Preferred Units may be redeemed by the Partnership at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions to the date of redemption. These units are listed on the New York Stock Exchange.

Public and Private Offerings of Common Units

The following table summarizes the issuances of common units over the three years ending December 31, 2013:

Date	Offering Type	Number of Common Units Issued	Offering Price		Gross Proceeds (i)	Net Proceeds	Teekay Corporation’s Ownership After the Offering(ii)	Use of Proceeds

					(in millions of U.S. Dollars)
March 2011	Private	7,562,814	$29.32		226.3	226.3	36.90%	Consideration for acquisition of remaining 49% in OPCO
July 2011	Private	713,266	$28.04		20.4	20.4	36.51%	Partially finance shipyard installments for
								four newbuilding shuttle tankers
November 2011	Private	7,112,974	$23.90		173.5	173.2	33.03%	Finance the purchase of the Piranema Spirit FPSO unit
July 2012	Private	1,700,022	$26.47		45.9	45.8	32.30%	Partially finance shipyard installments for four newbuilding shuttle tankers
September 2012	Public	7,778,832	$27.65		219.5	211.4	29.36%	Prepayment of revolving credit facilities
April 2013	Private	2,056,202	$29.18		61.2	61.2	28.67%	Partially finance four newbuilding shuttle tankers installments and for general partnership purposes.
May 2013	Private	1,446,654	$30.60		45.1	45.1	29.91%	Partially finance the acquisition of Voyageur
During 2013	COP	85,508	(iii	)	2.8	2.4	(iii )	General partnership purposes
December 2013	Private	1,750,000	$30.50		54.5	54.4	29.31%	For general partnership purposes, which may include funding vessel conversion projects and future vessel acquisitions.
(i)	Including General Partner’s 2% proportionate capital contribution
(ii)	Including Teekay Corporation’s indirect 2% general partner interest
(iii)	In May 2013, the Partnership implemented a continuous offering program (or COP), under which the Partnership may issue new common units, representing limited partner interests, at market prices up to a maximum aggregate amount of $100 million.